$100,000 Term Loan
Date: September 30, 2008

Philadelphia, Pennsylvania

1. BORROWER'S PROMISE TO PAY

In return for a loan that he has received, HAROLD EPPS, an individual with an address of (the "Borrower"), promises to pay U.S. $100,000 (One Hundred Thousand Dollars and No Cents) (the "Principal") plus interest, to the order of PRWT Services, Inc., a Pennsylvania corporation with a business address of 1835 Market Street, Suite 800, Philadelphia, Pennsylvania 19103 (the "Lender"). Lender has agreed to advance Borrower the Principal amount set forth herein, subject to the terms and conditions of this Note (the "Loan"). Borrower acknowledges that the Lender is also herein called the Note Holder."

2. INTEREST AND FEES

Interest will be charged on unpaid Principal until the full amount of Principal advanced has been paid. Borrower shall pay interest at a fixed rate of three and one half percent (3.5%) per annum (the "Interest").

Interest shall be computed on the basis of a year consisting of 360 days and paid for the actual number of days elapsed. The interest rate required by this Section 2 is the rate Borrower shall pay before any event of default as described in this Note.

Borrower agrees to pay to Lender any and all reasonable fees and Lender's expenses in connection with the Loan including but not limited to any legal or other fees incurred to collect the Loan.

3. PAYMENTS

A. Time and Place of Payments:

Borrower shall make one (1) balloon payment of all then outstanding Principal and unpaid interest on or before April 30, 2009, (the "Maturity Date"). Borrower's payment on the Maturity Date shall be made without setoff or counterclaim and shall be made to Lender at 1835 Market Street, Philadelphia, Pennsylvania 19103, or at a different place if required by the Note Holder.

B. Term Loan

The Loan is a non-revolving, straight term loan; once the total Principal has been advanced, Borrower is not entitled to further loan disbursements. Borrower agrees to be liable for all sums advanced in accordance with the terms of this Note. The unpaid Principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Note Holder's internal records.

4. BORROWER'S RIGHT TO PREPAY

Borrower shall have the right to make payments of Principal at any time prior to demand by Lender without any prepayment penalty or premium being imposed by the Note Holder.

5. LOAN CHARGES

If a law, which applies to the Loan and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the Loan exceed the permitted limits, then: (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from Borrower which exceeded permitted limits will be refunded. The Note Holder may choose to make this refund by reducing the Principal owed under this Note or by making a direct payment to Borrower.

6. BORROWER'S FAILURE TO PAY AS REQUIRED

A. Late Charge for Overdue Payments

If the Note Holder has not received the full amount of the payment due on the Maturity Date by the end of fifteen (15) calendar days after the Maturity Date, Borrower shall pay a late charge to the Note Holder. The amount of the late charge will be five percent (5%) of the overdue payment of Principal and interest. Borrower shall pay this late charge promptly.

B. Default

Borrower shall be in default if any of the following events occur:

a. If Borrower does not pay the full amount of the Loan payment when it is due.

b. If Borrower does not pay the full amount of any interest payment when it is due.

c. Upon the insolvency of the Borrower, however evidenced, or the filing by or on behalf of the Borrower of a petition of bankruptcy or a petition to take advantage of any insolvency act.

C. Remedies Cumulative

Upon the occurrence of a default, the entire unpaid balance of Principal together with all accrued interest thereon, at the option of Note Holder, become immediately due and payable without presentment, demand or further action of any kind.

D. Default Rate of Interest

Upon a default, Note Holder may begin accruing interest on the unpaid Principal balance at a rate per annum equal to the interest rate provided for in Section 2, above, plus five percent (5%); provided, however, that no interest shall accrue hereunder in excess of the maximum rate of interest then allowed by law. Borrower agrees to

pay such accrued interest on demand. The default rate of interest set forth herein is strictly a measure of liquidated damages to the Note Holder and is not meant to be construed as a penalty.

E. Confession of Judgment

FOLLOWING ANY DEFAULT OR EVENT OF DEFAULT HEREUNDER, SUBJECT TO APPLICABLE GRACE OR CURE PERIODS, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR AS ATTORNEY FOR BORROWER AND ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER TO SIGN AN AGREEMENT IN ANY COMPETENT COURT AND, WITH OR WITHOUT COMPLAINT FILED, TO CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST BORROWER AND AGAINST ALL PERSONS CLAIMING THROUGH OR UNDER BORROWER, IN FAVOR OF THE NOTE HOLDER AND HIS SUCCESSORS AND ASSIGNS, AS OF ANY TERM, FOR THE UNPAID BALANCE OF ALL PRINCIPAL, INTEREST AND ALL OTHER SUMS OWING UNDER THIS NOTE, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEY'S FEES FOR COLLECTION, ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE FORTHWITH. FOR PURPOSES OF CONFESSING JUDGMENT AGAINST BORROWER AND ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, AS AFORESAID, THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS, AND WAIVES STAY OF EXECUTION AND THE RIGHT OF INQUISITION AND EXTENSION OF TIME OF PAYMENT, AGREES TO CONDEMNATION OF ANY PROPERTY LEVIED UPON BY VIRTUE OF ANY SUCH EXECUTION, AND WAIVES ALL EXEMPTIONS FROM LEVY AND SALE OF ANY PROPERTY THAT NOW IS OR HEREAFTER MAY BE EXEMPTED BY LAW. THE AUTHORITY AND POWER HEREIN GRANTED SHALL NOT

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BE EXHAUSTED BY ANY EXERCISE OR ATTEMPTED EXERCISE THEREOF BUT MAY BE EXERCISED TO CONFESS JUDGMENT AS AFORESAID FROM TIME TO TIME.

BORROWER ACKNOWLEDGES THAT HE HAS KNOWINGLY AND VOLUNTARILY WAIVED THE RIGHT TO SERVICE AND NOTICE AS DESCRIBED ABOVE AND HAS HAD THE OPPORTUNITY TO CONSULT WITH OR SEEK THE ADVICE OF COUNSEL.

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Borrower Initials

7. GIVING OF NOTICES

Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by delivering it or by mailing it by registered or certified mail, postage prepaid to the address set forth above for Borrower or at such other address as Borrower may provide to Note Holder pursuant to notice hereunder.

Any notice that must be given to the Note Holder under this Note will be given by mailing it by registered or certified mail, postage prepaid to the Note Holder at the address stated in Section 3(A) above or at such other address as Note Holder may provide to Borrower pursuant to notice hereunder.

8. WAIVERS

Borrower waives the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

BORROWER, AND LENDER BY THEIR ACCEPTANCE HEREOF, EACH HEREBY ABSOLUTELY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY AND THE RIGHT TO CLAIM OR RECEIVE CONSEQUENTIAL OR PUNITIVE DAMAGES IN ANY LITIGATION, ACTION, CLAIM, SUIT OR PROCEEDING, AT LAW OR IN EQUITY, ARISING OUT OF, PERTAINING TO OR IN ANY WAY ASSOCIATED WITH THE INDEBTEDNESS EVIDENCED HEREBY, THE RELATIONSHIP OF THE PARTIES HERETO AS LENDER AND BORROWER, THIS NOTE, THE OTHER LOAN DOCUMENTS, OR THE ACTIONS OF THE PARTIES HERETO IN CONNECTION WITH ANY OF THE FOREGOING.

9. REPRESENTATIONS AND WARRANTIES OF BORROWER

A. Borrower has full power and authority to execute and deliver this Note; to undertake and consummate the transactions contemplated hereby, and to pay, perform and observe all of the conditions, covenants, agreements and obligations contained herein, and when executed and delivered, this Note will be the valid and binding obligation of Borrower, enforceable in accordance with its terms.

B. The consummation of the transaction contemplated by this Note, and the payment and performance of all of the obligations set forth in this Note will not be in conflict with or result in any breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease, contract, loan or credit agreement, operating agreement, trust agreement or other instrument to which Borrower is a party or by which Borrower's properties or assets may be bound or affected, or result in the creation or imposition of any lien, charge, or encumbrance of any nature upon any of the properties or assets of Borrower.

C. Borrower certifies to Lender that all representations and warranties made in this Agreement are true and correct in all material respects and do not contain any untrue statement of a material fact or omit any material fact necessary to make such representations and warranties not misleading. Borrower shall inform Lender of any facts, transactions, or occurrences of which he becomes aware after the date hereof which would

render any of the representations and warranties contained in this Section untrue in any material respect.

10. COVENANTS

A. This loan from Lender to Borrower is being made solely to support Borrower in his individual and personal capacity unrelated to the business affairs of Lender.

B. Borrower shall comply with all applicable laws, ordinances, rules, regulations and orders of all governmental authorities or courts, and pay all taxes, assessments and fees relating to the Loan.

C. Lender is under no duty to supervise or to inspect any books, records, accounting data or other documents related to any permitted uses of the loan proceeds.

D. Borrower shall not create, incur, assume or permit to exist any deed of trust, mortgage, pledge, charge, security interest, lien or other encumbrance upon any of its property or business assets which does not exist as of the date of the Loan. Borrower shall not sell, lease, transfer, or otherwise dispose of in a single transaction, or a series of related transactions, all or a substantial part of the property and assets of Borrower, whether now owned or hereafter acquired, to any person, firm or corporation without notice to and the approval of the Lender.

E. Upon demand of the Lender forthwith, to execute any and all further documents, instruments, and assurances as Lender, in his sole discretion, believes necessary or desirable to carry out the intent of this Note.

11. LIMITATION OF LENDER'S LIABILITY

The Borrower acknowledges and agrees that the Lender's sole function is that of lender and the only consideration passing from the Lender to the Borrower is the proceeds of the Loan.

Borrower shall indemnify and hold Lender harmless from and against any and all loss or damages of whatsoever kind and from any suits, claims, or demands, including Lender's reasonable legal fees and expenses and appellate legal fees, on account of any matter or thing arising out of the Loan. The provisions of this Section will survive the termination of this Note and the repayment of the Loan.

12. REPORTING REQUIREMENTS

During the term of the Loan, Borrower shall provide any such information to Lender, as Lender may request in form and substance satisfactory to Lender.

13. MISCELLANEOUS

This instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania and the parties submit to the jurisdiction of the courts of that state. The captions and headings in this Note are inserted for convenience only, and in no way describe, or limit the scope or intent of this Note or any of its provisions. The provisions of the Note are severable, which means that if any provision of this Note is held to be invalid or unenforceable in any Court which has jurisdiction over the matter, all other provisions of this Note shall remain in full force and effect in that and all other jurisdictions, and the provision held invalid or unenforceable in that jurisdiction shall nevertheless be and remain in full force and effect in all other jurisdictions and shall be liberally construed in favor of Lender.

Borrower has duly executed this Note the day and year first above written and has hereunto set Borrower's hand.

WITNESS:	HAROLD EPPS
[signature]	[signature] Harold T. Epps

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